UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------



                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 06/30/10
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                                                      MASSMUTUAL
                                                         PARTICIPATION INVESTORS

                                                                  REPORT FOR THE
                                                  SIX MONTHS ENDED JUNE 30, 2010



                                                                          [LOGO]

ADVISER
Babson Capital Management LLC *
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc. *
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

INTERNET WEBSITE
www.babsoncapital.com/mpv
            MassMutual Participation Investors
            c/o Babson Capital Management LLC
[LOGO]      1500 Main Street, Suite 2200
            Springfield, Massachusetts 01115
            (413) 226-1516

* Member of the MassMutual Financial Group
---------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICY

MassMutual Participation Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website: http://www.babsoncapital.com/mpv; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website:
http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.


MPV
LISTED
NYSE

                                              MassMutual Participation Investors

TO OUR SHAREHOLDERS

July 31, 2010
We are pleased to present the June 30, 2010 Quarterly Report of MassMutual Participation Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of 25 cents per share, payable on August 13, 2010 to shareholders of record on August 2, 2010. The Trust paid a 25 cent per share dividend for the preceding quarter. The Trust earned 24 cents per share of net investment income for the second quarter of 2010, compared to 24 cents per share in the previous quarter.

During the second quarter, the net assets of the Trust increased to $114,929,455 or $11.47 per share compared to $111,638,992 or $11.16 per share on March 31, 2010. This translates into a 5.1% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 13.5%, 4.6%, 9.7%, and 10.7% for the 1-, 3-, 5-, and 10-year time periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's market price increased 3.3% during the quarter, from $12.50 per share as of March 31, 2010 to $12.91 per share as of June 30, 2010. The Trust's market price of $12.91 per share equates to a 12.6% premium over the June 30, 2010 net asset value per share of $11.47. The Trust's average quarter-end premium for the 3-, 5-, and 10-year periods was 1.2%, 6.6% and 6.7%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, decreased 9.9% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, decreased 0.1% for the quarter.

The Trust closed two new private placement investments during the second quarter. The two new investments were in O E C Holdings Corporation and Wheaton Holding Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these two transactions was $1,500,000.

The amount of debt and equity capital available to finance middle market buyout transactions continued to increase during the second quarter. As a result, we saw an improving level of deal flow as the quarter progressed. Our contacts in the private equity and investment banking community indicate they currently are very busy processing a large number of potential transactions, so we expect deal flow during the remainder of 2010 to be very robust. Hopefully, this higher level of deal flow translates into a number of new investments for the Trust in the second half of the year. Leverage multiples continued to expand during the quarter as capital providers aggressively pursued deal opportunities. We expect leverage multiples to continue to increase during the rest of the year. The downward pressure on pricing and return expectations moderated during the quarter and we expect a relatively stable pricing environment for the rest of the year. As I have stated in prior quarters, despite constantly changing market conditions, our approach to investing will not change. We will continue to maintain the same discipline and investment philosophy that has served our shareholders well for so many years.

As the economy continued to rebound during the second quarter, the overall condition of our portfolio continued to improve as well. It was particularly refreshing to see many of our underperforming companies start to report increased sales and earnings. In several situations where we had been deferring interest on our subordinated notes, performance improved to the point where the portfolio company was able to resume paying cash interest on our notes. Realization activity, which generally correlates highly with improved performance, also increased as the quarter progressed. We had two companies, Diversco, Inc. and K-Tek Holding Corporation, successfully sold in early July. There continues to be a significant number of portfolio companies that are in various stages of a sale process and we are hopeful that many of these will turn into successful realizations in the upcoming quarters.

Thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Michael L. Klofas
Michael L. Klofas
President


                            [PIE CHART APPEARS HERE]
                       Portfolio Composition as of 6/30/10 *

Private / 144A High                     Public High Yield
Yield Debt                              Debt
70.7%                                   14.0%

Private / Restricted                    Public Equity
Equity                                  0.4%
12.8%

Cash & Short Term
Investments
2.1%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2010
(UNAUDITED)

ASSETS:
Investments
        (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
        (Cost - $115,142,081)                                                   $ 99,640,015
  Corporate restricted securities at market value
        (Cost - $  4,127,163)                                                      4,150,991
  Corporate public securities at market value
        (Cost - $ 18,680,087)                                                     17,951,075
  Short-term securities at amortized cost                                          1,249,894
                                                                                ------------
                                                                                 122,991,975

Cash                                                                               1,419,608
Interest receivable                                                                2,942,182
Receivable for investments sold                                                      142,982
Other assets                                                                          12,569
                                                                                ------------
        TOTAL ASSETS                                                             127,509,316
                                                                                ------------

LIABILITIES:
Investment advisory fee payable                                                      258,591
Note payable                                                                      12,000,000
Interest payable                                                                      88,933
Accrued expenses                                                                     130,196
Accrued taxes payable                                                                 76,208
Other payables                                                                        25,933
                                                                                ------------
TOTAL LIABILITIES                                                                 12,579,861
                                                                                ------------
TOTAL NET ASSETS                                                                $114,929,455
                                                                                ============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited number authorized         $    100,186
Additional paid-in capital                                                        93,521,296
Retained net realized gain on investments, prior years                            32,871,737
Undistributed net investment income                                                3,577,580
Accumulated net realized gain on investments                                       1,142,114
Net unrealized depreciation of investments                                       (16,283,458)
                                                                                ------------
TOTAL NET ASSETS                                                                $114,929,455
                                                                                ============
COMMON SHARES ISSUED AND OUTSTANDING                                              10,018,644
                                                                                ============
NET ASSET VALUE PER SHARE                                                       $      11.47
                                                                                ============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2

                                              MassMutual Participation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED)

INVESTMENT INCOME:
Interest                                                                        $  5,861,400
Dividends                                                                             34,953
Other                                                                                 21,909
                                                                                ------------
        TOTAL INVESTMENT INCOME                                                    5,918,262
                                                                                ------------

EXPENSES:
Investment advisory fees                                                             509,779
Interest                                                                             348,000
Trustees' fees and expenses                                                           89,153
Professional fees                                                                     69,000
Reports to shareholders                                                               56,000
Custodian fees                                                                        12,000
Transfer agent/registrar's expenses                                                    9,000
Other                                                                                 19,650
                                                                                ------------
        TOTAL EXPENSES                                                             1,112,582
                                                                                ------------
INVESTMENT INCOME - NET                                                            4,805,680
                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                                        875,185
Income tax expense                                                                      (504)
                                                                                ------------
      Net realized gain on investments after taxes                                   874,681
Net change in unrealized depreciation of investments before taxes                  2,394,046
Net change in deferred income tax expense                                              8,755
                                                                                ------------
Net change in unrealized depreciation of investments after taxes                   2,402,801
                                                                                ------------
        NET GAIN ON INVESTMENTS                                                    3,277,482
                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $  8,083,162
                                                                                ============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010
(UNAUDITED)

NET DECREASE IN CASH:
Cash flows from operating activities:
   Purchases/Proceeds/Maturities from short-term portfolio securities, net      $  6,276,604
   Purchases of portfolio securities                                             (15,361,797)
   Proceeds from disposition of portfolio securities                               8,718,138
   Interest, dividends and other income received                                   4,262,140
   Interest expense paid                                                            (348,000)
   Operating expenses paid                                                          (797,323)
   Income taxes paid                                                                 (36,504)
                                                                                ------------
        NET CASH PROVIDED BY OPERATING ACTIVITIES                                  2,713,258
                                                                                ------------

Cash flows from financing activities:
   Cash dividends paid from net investment income                                 (4,996,034)
   Receipts for shares issued on reinvestment of dividends                           421,142
                                                                                ------------
        NET CASH USED FOR FINANCING ACTIVITIES                                    (4,574,892)
                                                                                ------------

NET DECREASE IN CASH                                                              (1,861,634)
Cash - beginning of year                                                           3,281,242
                                                                                ------------
CASH - END OF PERIOD                                                            $  1,419,608
                                                                                ============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $  8,083,162
                                                                                ------------

   Increase in investments                                                        (3,749,914)
   Increase in interest receivable                                                (1,419,987)
   Increase in receivable for investments sold                                       (97,369)
   Increase in other assets                                                          (12,569)
   Increase in investment advisory fee payable                                        13,509
   Decrease in accrued expenses                                                      (26,631)
   Decrease in accrued taxes payable                                                 (44,755)
   Decrease in other payables                                                        (32,188)

        TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                           (5,369,904)
                                                                                ------------
        NET CASH PROVIDED BY OPERATING ACTIVITIES                               $  2,713,258
                                                                                ============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
4

                                              MassMutual Participation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the six
                                                                           months ended     For the
                                                                            06/30/10       year ended
                                                                           (Unaudited)      12/31/09
                                                                           -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:

Operations:
   Investment income - net                                                 $  4,805,680   $  9,375,528
   Net realized gain on investments                                             874,681      1,012,575
   Net change in unrealized depreciation of investments                       2,402,801     (2,299,878)
                                                                            -----------    -----------
   Net increase in net assets resulting from operations                       8,083,162      8,088,225


Increase from common shares issued on reinvestment of dividends
   Common shares issued (2010 - 35,405; 2009 - 55,996)                          421,142        616,488

Dividends to shareholders from:
   Net investment income (2010 - $0.25 per share; 2009 - $1.00 per share)    (2,500,224)    (9,955,268)
                                                                            -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                       6,004,080     (1,250,555)

NET ASSETS, BEGINNING OF YEAR                                               108,925,375    110,175,930
                                                                            -----------    -----------

NET ASSETS, END OF PERIOD/YEAR (including undistributed net investment
   income of $3,577,580 and $1,272,124, respectively)                      $114,929,455   $108,925,375
                                                                           ============   ============

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING:

                                           For the six months              For the years ended December 31,
                                            ended 06/30/2010   --------------------------------------------------------
                                               (Unaudited)       2009        2008        2007        2006        2005
                                                ---------      --------    --------    --------    --------    --------
Net asset value:
   Beginning of year                            $ 10.91       $ 11.10      $ 12.84     $ 12.90     $ 12.21     $ 11.13
Net investment income (a)                          0.48          0.94         1.08        1.23        1.10        0.99
Net realized and unrealized
  gain (loss) on investments                       0.33         (0.13)       (1.82)      (0.05)       0.77        1.09(b)
Total from investment operations                   0.81          0.81        (0.74)       1.18        1.87        2.08
Dividends from net investment
  income to common shareholders                   (0.25)        (1.00)       (1.00)      (1.23)      (1.18)      (1.01)
Dividends from net realized gain
  on investments to common shareholders             --            --           --        (0.02)      (0.01)        --
Increase from dividends reinvested                 0.00(c)       0.00(c)      0.00(c)     0.01        0.01        0.01
Total dividends                                   (0.25)        (1.00)       (1.00)      (1.24)      (1.18)      (1.00)
  Net asset value: end of period/year           $ 11.47       $ 10.91      $ 11.10     $ 12.84     $ 12.90     $ 12.21
Per share market value:
  End of period/year                            $ 12.91       $ 12.20      $  9.05     $ 13.18     $ 14.70     $ 14.05
Total investment return
  Net asset value (d)                              7.51%         7.60%       (6.01%)      9.95%      18.64%      22.51%
  Market value                                     5.82%        40.86%      (25.36%)     (1.30%)     16.81%      17.25%
Net assets (in millions):
  End of period/year                            $114.93       $108.93      $110.18     $126.63     $126.52     $119.02
Ratio of operating expenses
  to average net assets                            1.39%(e)      1.41%        1.33%       1.36%       1.17%       1.45%
Ratio of interest expense
  to average net assets                            0.63%(e)      0.63%        0.58%       0.56%       0.57%       0.80%
Ratio of income tax expense
  to average net assets (f)                        0.00%(e)      0.00%        0.00%       0.48%       2.68%       2.83%
Ratio of total expenses before custodian fee
  reduction to average net assets (f)              2.02%(e)      2.04%        1.91%       2.40%       4.46%       5.12%
Ratio of net expenses after custodian fee
  reduction to average net assets (f)              2.02%(e)      2.04%        1.91%       2.40%       4.42%       5.08%
Ratio of net investment income
  to average net assets                            8.72%(e)      8.55%        8.74%       9.32%       8.43%       8.45%
Portfolio turnover                                    8%           23%          32%         33%         34%         32%

(a) Calculated using average shares.
(b) Amount includes $0.10 per share in litigation proceeds.
(c) Rounds to less than $0.01 per share.
(d) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(e) Annualized
(f) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
Total principal amount (in millions)            $    12       $    12      $    12     $    12     $    12     $    12
Asset coverage per $1,000 of indebtedness       $10,577       $10,077      $10,181     $11,552     $11,543     $10,918

See Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
6

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES - 90.31%: (A)                              PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
Private Placement Investments - 86.70%

A E COMPANY, INC.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
11% Senior Secured Note due 2015                                         $     807,692          *   $     791,538   $     815,920
13% Senior Subordinated Note due 2016                                    $     807,693   11/10/09         722,973         818,164
Common Stock (B)                                                          184,615 shs.   11/10/09         184,615         175,384
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                       92,308 shs.   11/10/09          68,566             923
                                                                                                    -------------   -------------
* 11/10/09 and 11/18/09.                                                                                1,767,692       1,810,391
                                                                                                    -------------   -------------
A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   1,322,210   11/21/07       1,305,074       1,345,559
Limited Partnership Interest (B)                                           12.26% int.   11/21/07         119,009         174,358
                                                                                                    -------------   -------------
                                                                                                        1,424,083       1,519,917
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $     450,500   12/31/08         391,316         459,510
Limited Liability Company Unit Class A-2 (B)                                  677 uts.   12/31/08          74,333          92,220
Limited Liability Company Unit Class A-3 (B)                                  608 uts.   12/31/08          66,899          82,998
                                                                                                    -------------   -------------
                                                                                                          532,548         634,728
                                                                                                    -------------   -------------
A S C GROUP, INC.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016                                 $   1,227,273   10/09/09       1,051,875       1,255,214
Limited Liability Company Unit Class A (B)                                  1,249 uts.   10/09/09         122,727         116,595
Limited Liability Company Unit Class B (B)                                  1,473 uts.   10/09/09         144,716              15
                                                                                                    -------------   -------------
                                                                                                        1,319,318       1,371,824
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     420,000   05/15/08         411,600         391,033
13% Senior Subordinated Note due 2015                                    $     420,000   05/15/08         383,659         374,704
Common Stock (B)                                                           60,000 shs.   05/15/08          60,000            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       21,099 shs.   05/15/08          35,654            --
                                                                                                    -------------   -------------
                                                                                                          890,913         765,737
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                7

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   1,164,174   12/27/07   $   1,141,642   $   1,166,957
Preferred Stock (B)                                                           546 shs.   12/27/07         270,000         224,414
                                                                                                    -------------   -------------
                                                                                                        1,411,642       1,391,371
                                                                                                    -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $     930,000   03/09/07         916,050         942,580
14% Senior Subordinated Note due 2015                                    $     720,000   03/09/07         661,704         720,000
Common Stock (B)                                                          150,000 shs.   03/09/07         150,000           8,546
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       37,780 shs.   03/09/07          63,730           2,153
                                                                                                    -------------   -------------
                                                                                                        1,791,484       1,673,279
                                                                                                    -------------   -------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $     603,697   09/26/08         556,199         596,849
Common Stock (B)                                                              713 shs.   09/26/08          71,303          41,504
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          507 shs.   09/26/08          46,584          29,513
                                                                                                    -------------   -------------
                                                                                                          674,086         667,866
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   1,687,503          *       1,606,040       1,687,503
Preferred Class A Unit (B)                                                  1,706 uts.         **         170,600         280,495
Preferred Class B Unit (B)                                                    808 uts.   06/09/08          80,789         110,601
Common Class B Unit (B)                                                    16,100 uts.   01/22/04               1          49,535
Common Class D Unit (B)                                                     3,690 uts.   09/12/06            --            11,353
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      1,857,430       2,139,487
                                                                                                    -------------   -------------
APEX ANALYTIX HOLDING CORPORATION
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2016                                  $   1,012,500   04/28/09         855,082       1,032,750
Preferred Stock Series B (B)                                                1,623 shs.   04/28/09         162,269         187,115
Common Stock (B)                                                              723 shs.   04/28/09             723          83,395
                                                                                                    -------------   -------------
                                                                                                        1,018,074       1,303,260
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
8

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $     984,209   05/18/05   $     882,714   $     836,577
Preferred Stock (B)                                                            33 shs.   10/16/09          33,224          16,610
Common Stock (B)                                                              263 shs.   05/18/05         263,298            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362            --
                                                                                                    -------------   -------------
                                                                                                        1,238,598         853,187
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06       1,152,964       1,207,902
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946          82,820
Common Stock (B)                                                                 1 sh.   06/30/06             152            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          164 shs.   06/30/06          48,760          29,106
                                                                                                    -------------   -------------
                                                                                                        1,343,822       1,319,828
                                                                                                    -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     429,070   08/07/08         420,489         402,755
12.5% Senior Subordinated Note due 2015                                  $     429,070   08/07/08         394,529         383,292
Common Stock (B)                                                           41,860 shs.   08/07/08          41,860            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       32,914 shs.   08/07/08          32,965            --
                                                                                                    -------------   -------------
                                                                                                          889,843         786,047
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.          *             252         563,288
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.

CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   1,270,588   12/02/08       1,177,994       1,296,000
Preferred Stock (B)                                                           147 shs.   12/02/08         146,594         178,576
                                                                                                    -------------   -------------
                                                                                                        1,324,588       1,474,576
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                9

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $     642,857   10/10/08   $     581,786   $     655,714
Common Stock (B)                                                              321 shs.   10/10/08          32,143          20,699
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          495 shs.   10/10/08          48,214          31,844
                                                                                                    -------------   -------------
                                                                                                          662,143         708,257
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)                                $     771,051   01/12/07         719,275         462,631
Limited Liability Company Unit Class A (B)                                 82,613 uts.   01/12/07          82,613            --
Limited Liability Company Unit Class C (B)                                 59,756 uts.   01/12/07          59,756            --
Limited Liability Company Unit Class D (B)                                671,525 uts.   05/03/10            --              --
Limited Liability Company Unit Class E (B)                                  1,102 uts.   05/03/10            --              --
                                                                                                    -------------   -------------
                                                                                                          861,644         462,631
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                              9,081 shs.   07/05/07         370,796         908,072
Preferred Stock Series C (B)                                                4,757 shs.   07/05/07         158,912         475,708
Common Stock (B)                                                              380 shs.   07/05/07               4             133
Limited Partnership Interest (B)                                            6.88% int.          *         103,135            --
                                                                                                    -------------   -------------
*08/12/04 and 01/14/05.                                                                                   632,847       1,383,913
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,309,431       1,350,000
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          10 shs.   08/04/05          72,617          99,306
                                                                                                    -------------   -------------
                                                                                                        1,382,048       1,449,306
                                                                                                    -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   1,215,000   08/21/08       1,106,820       1,237,196
Common Stock (B)                                                          135,000 shs.   08/21/08         135,000           5,826
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       72,037 shs.   08/21/08         103,143           3,109
                                                                                                    -------------   -------------
                                                                                                        1,344,963       1,246,131
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
10

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
CUSTOM ENGINEERED WHEELS, INC.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016                                  $   1,155,288   10/27/09   $   1,002,074   $   1,179,381
Preferred Stock PIK (B)                                                       156 shs.   10/27/09         156,468         148,647
Preferred Stock Series A (B)                                                  114 shs.   10/27/09         104,374               1
Common Stock (B)                                                               38 shs.   10/27/09          38,244          36,328
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           28 shs.   10/27/09          25,735            --
                                                                                                    -------------   -------------
                                                                                                        1,326,895       1,364,357
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06         930,711         951,572
Limited Partnership Interest (B)                                            0.97% int.   10/30/06         371,739         258,945
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        26 shs.   10/30/06          26,380          32,531
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           18 shs.   10/30/06          18,000            --
                                                                                                    -------------   -------------
                                                                                                        1,346,830       1,243,048
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.   08/27/98         366,495            --
Preferred Stock (B)                                                         1,293 shs.   12/14/01       1,093,491       1,294,210
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                         6,676 shs.          *         201,655         191,119
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 1,661,641       1,485,329
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     231,429   11/01/06         227,957         236,012
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         449,601         488,572
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857          90,967
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       32,294 shs.   11/01/06          44,663          28,561
                                                                                                    -------------   -------------
                                                                                                          825,078         844,112
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               11

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            3,656 shs.          *   $     365,600   $     633,831
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719         186,649
                                                                                                    -------------   -------------
*10/30/03 and 01/02/04.                                                                                   464,319         820,480
                                                                                                    -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   1,234,994   01/08/08       1,211,752       1,192,441
Common Stock (B)                                                              349 shs.   01/08/08         174,701          39,137
                                                                                                    -------------   -------------
                                                                                                        1,386,453       1,231,578
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.   06/28/04          40,875          32,339
                                                                                                    -------------   -------------
EATEM HOLDING COMPANY
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018                                  $     950,000   02/01/10         823,900         957,350
Common Stock (B)                                                               50 shs.   02/01/10          50,000          47,500
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          119 shs.   02/01/10         107,100               1
                                                                                                    -------------   -------------
                                                                                                          981,000       1,004,851
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   1,178,146   10/06/08       1,155,017       1,200,202
Preferred Stock (B)                                                         2,298 shs.   10/06/08         229,804         106,837
Common Stock (B)                                                            1,625 shs.   10/06/08           1,625            --
                                                                                                    -------------   -------------
                                                                                                        1,386,446       1,307,039
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014 (D)                                $   1,265,625   06/01/06       1,175,533            --
Limited Liability Company Units of Linden/FHS Holdings LLC (B)                 84 uts.   06/01/06          84,368            --
Common Unit Class B (B)                                                       734 uts.   06/01/06          64,779            --
                                                                                                    -------------   -------------
                                                                                                        1,324,680            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
12

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)                                $     524,791   04/13/06   $     516,919   $     131,198
14% Senior Subordinated Note due 2014 (D)                                $     317,177   04/13/06         283,220            --
                                                                                                    -------------   -------------
                                                                                                          800,139         131,198
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015                                    $   1,012,500   11/01/07         914,607         961,875
16% PIK Note due 2015                                                    $     230,898   12/31/08         223,202         219,353
8% Series A Convertible Preferred Stock, convertible into
  fully diluted common shares (B)                                          77,643 shs.   11/01/07          77,643          28,015
                                                                                                    -------------   -------------
                                                                                                        1,215,452       1,209,243
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2013 (D)                               $     362,700   10/15/09         271,181         272,025
Preferred Stock (B)                                                            21 shs.          *          21,428            --
Preferred Stock Series B (B)                                                1,088 shs.   10/15/09         813,544            --
Common Stock (B)                                                              180 shs.   02/10/06         180,000            --
Common Stock Class C (B)                                                      296 shs.   10/15/09            --              --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           67 shs.   02/10/06          61,875            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.                                                                                1,348,028         272,025
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867            --
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *       1,017,527       1,081,731
Common Stock (B)                                                               33 shs.          *          33,216          46,673
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          106 shs.          *         105,618         148,392
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                1,156,361       1,276,796
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   1,098,837   08/19/08   $   1,016,628   $   1,043,895
Common Stock (B)                                                              251 shs.   08/19/08         251,163          44,165
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           65 shs.   08/19/08          60,233          11,416
                                                                                                    -------------   -------------
                                                                                                        1,328,024       1,099,476
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               37 shs.   02/27/07           1,100         117,434
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           11 shs.   02/27/07             324          34,594
                                                                                                    -------------   -------------
                                                                                                            1,424         152,028
                                                                                                    -------------   -------------
INTERNATIONAL OFFSHORE SERVICES LLC
A leading provider of marine transportation services, platform decomissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017                         $   1,350,000   07/07/09       1,217,417       1,366,575
Limited Liability Company Unit (B)                                          1,647 uts.   07/07/09          98,833              16
                                                                                                    -------------   -------------
                                                                                                        1,316,250       1,366,591
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010 (D)                                $     510,187   08/04/00         449,086          25,509
Limited Partnership Interest of
Saw Mill Capital Fund II, L.P. (B)                                          1.30% int.   08/03/00         469,312            --
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101            --
                                                                                                    -------------   -------------
                                                                                                          979,499          25,509
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04         825,790         843,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528         107,129
                                                                                                    -------------   -------------
                                                                                                          879,318         950,879
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
Common Stock (B)                                                          116,827 shs.   10/15/07          71,515         143,263
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
15.5% Senior Subordinated Note due 2013 (D)                              $   1,595,057   05/25/06   $   1,398,385   $   1,196,293
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,600 shs.   05/25/06          37,871            --
                                                                                                    -------------   -------------
                                                                                                        1,507,309       1,196,293
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014 (D)                                $   1,115,217   07/16/08       1,042,077         947,934
Convertible Preferred Stock Series C (B)                                       29 shs.   06/30/09          29,348            --
Convertible Preferred Stock Series D (B)                                       13 shs.   09/17/09          12,958            --
Common Stock (B)                                                              235 shs.   07/15/08         234,783            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          388 shs.          *          50,836            --
                                                                                                    -------------   -------------
* 07/16/08 and 09/17/09.                                                                                1,370,002         947,934
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
18% Senior Subordinated Note due 2014                                    $   1,555,404   03/14/07       1,411,930       1,244,323
Common Stock (B)                                                              123 shs.   03/13/07         123,000            --
Warrant, exercisable until 2019, to purchase
  preferred stock at $.01 per share (B)                                        71 shs.   07/07/09            --              --
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                           89 shs.   03/14/07          85,890            --
                                                                                                    -------------   -------------
                                                                                                        1,620,820       1,244,323
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   1,211,004   12/20/07       1,189,105       1,223,114
Preferred Stock (B)                                                       192,314 shs.   12/20/07         192,314         234,958
Common Stock (B)                                                           54,326 shs.   12/20/07             543         158,889
                                                                                                    -------------   -------------
                                                                                                        1,381,962       1,616,961
                                                                                                    -------------   -------------
L H D EUROPE HOLDINGS, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
Common Stock (B)                                                               45 shs.   12/28/09           4,191          12,825
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $     654,518   09/12/08   $     606,708   $     622,315
Common Stock (B)                                                               32 shs.   09/12/08          32,143            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/12/08          34,714            --
                                                                                                    -------------   -------------
                                                                                                          673,565         622,315
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     516,177   05/04/07         483,072         516,177
Limited Liability Company Unit (B)                                         12,763 uts.          *         166,481         176,190
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        1,787 shs.   05/04/07          22,781          24,668
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.                                                                                  672,334         717,035
                                                                                                    -------------   -------------
MANHATTAN BEACHWEAR HOLDING COMPANY
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018                                  $     882,353   01/15/10         773,415         894,308
Common Stock (B)                                                              118 shs.   01/15/10         117,647         111,768
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          104 shs.   01/15/10          94,579               1
                                                                                                    -------------   -------------
                                                                                                          985,641       1,006,077
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.03% Senior Secured Tranche A Note due 2010 (C)                         $     103,032   09/03/04         103,032         102,599
12.5% Senior Secured Tranche B Note due 2011                             $     179,104   09/03/04         173,249         175,248
6.79% Senior Secured Revolver due 2011 (C)                               $      29,105   09/03/04          29,105          28,704
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582           9,680
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556           6,994
                                                                                                    -------------   -------------
                                                                                                          361,524         323,225
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $     619,129   08/29/08         553,854         631,511
Preferred Unit (B)                                                             66 uts.   08/29/08          66,451          75,350
Common Unit Class A (B)                                                       671 uts.   08/29/08             671          13,280
Common Unit Class B (B)                                                       250 uts.   08/29/08          63,564           4,941
                                                                                                    -------------   -------------
                                                                                                          684,540         725,082
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
16

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   1,144,068   09/24/08   $   1,048,910   $   1,086,865
Preferred Stock (B)                                                            56 shs.   09/24/08          54,040            --
Limited Partnership Interest (B)                                            0.74% int.   09/16/08         205,932            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           18 shs.   09/24/08          18,237            --
                                                                                                    -------------   -------------
                                                                                                        1,327,119       1,086,865
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013 (D)                                $   1,421,795          *       1,370,596       1,208,526
Common Stock (B)                                                              238 shs.          *         238,000            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           87 shs.          *          86,281            --
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.                                                                                1,694,877       1,208,526
                                                                                                    -------------   -------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   1,246,154   07/21/08       1,182,295       1,121,539
Preferred Stock (B)                                                           139 shs.   07/21/08         138,374            --
Common Stock (B)                                                                9 shs.   07/21/08          10,000            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            6 shs.   07/21/08           5,510            --
                                                                                                    -------------   -------------
                                                                                                        1,336,179       1,121,539
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           11.24% int.   08/04/06          56,198         129,076
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          586 shs.   08/04/06          56,705         134,547
                                                                                                    -------------   -------------
                                                                                                          112,903         263,623
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014 (D)                                $   1,350,000   07/25/08       1,277,240         675,000
14% PIK Note due 2014 (D)                                                $     419,713   07/25/08         342,435         209,856
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           81 shs.   03/31/06          73,125            --
                                                                                                    -------------   -------------
                                                                                                        1,692,800         884,856
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014 (D)                                $     330,882   02/24/06   $     304,577   $     165,441
Limited Liability Company Unit (B)                                            437 uts.          *         436,984            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           68 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                  761,248         165,441
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
10.75% Senior Secured Note due 2011 (D)                                  $     348,118   05/28/04         347,086         330,712
14% Senior Subordinated Note due 2014 (D)                                $     764,921   05/28/04         660,453            --
                                                                                                    -------------   -------------
                                                                                                        1,007,539         330,712
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   1,125,000   08/02/07         999,658       1,136,250
Common Stock (B)                                                          225,000 shs.   08/02/07         225,000         258,207
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       63,191 shs.   08/02/07         102,842          72,517
                                                                                                    -------------   -------------
                                                                                                        1,327,500       1,466,974
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $     810,000   02/02/07         745,713         613,691
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             1.38% int.   02/01/07         539,990            --
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                 8 uts.          *           8,147           4,075
Limited Liability Company Unit Class D-1 of
  Saw Mill PCG Partners LLC (B)                                                51 uts.   09/30/09          50,509          25,262
Preferred Stock Class A (B)                                                      1 sh.   12/18/08             726             360
Preferred Stock Class A-1 (B)                                                   4 shs.   09/30/09           4,383           2,190
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/02/07          48,087            --
                                                                                                    -------------   -------------
* 12/18/08 and 09/30/09.                                                                                1,397,555         645,578
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NORTHWEST MAILING SERVICES, INC.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016                                    $   1,207,895   07/09/09   $   1,013,866   $   1,244,132
Limited Partnership Interest (B)                                           1,421, uts.   07/09/09         142,105         135,000
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        1,852 shs.   07/09/09         185,163              19
                                                                                                    -------------   -------------
                                                                                                        1,341,134       1,379,151
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
10% Senior Secured Note due 2012                                         $     464,286   01/28/02         464,286         441,072
15% Senior Subordinated Note due 2012 (D)                                $     285,714   01/28/02         270,653         142,857
Convertible Preferred Stock A (B)                                             571 shs.   01/28/02         549,507            --
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,555,614         583,929
                                                                                                    -------------   -------------
O E C HOLDINGS CORPORATION
Headquartered in Dover Plains, New York, Oracle Elevator Company provides elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017                                    $     444,445   06/04/10         404,450         446,157
Preferred Stock Series A (B)                                                  554 shs.   06/04/10          55,354          52,586
Preferred Stock Series B (B)                                                  311 shs.   06/04/10          31,125               3
Common Stock (B)                                                              344 shs.   06/04/10             344             327
                                                                                                    -------------   -------------
                                                                                                          491,273         499,073
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry with a focus on defibrilators and stents.
10% Senior Secured Note due 2012                                         $      83,264   01/03/06          82,015          83,264
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         365,328         392,709
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176         131,787
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,073 shs.   01/03/06          35,900          30,821
                                                                                                    -------------   -------------
                                                                                                          667,419         638,581
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2010 (D)                                $     511,000   08/07/98         511,000          76,650
12% Senior Subordinated Note due 2010 (D)                                $     244,154   02/09/00         213,313          36,623
                                                                                                    -------------   -------------
                                                                                                          724,313         113,273
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          1,942 uts.   01/17/06   $     302,885   $     275,989
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          328 shs.   01/17/06          90,424          46,597
                                                                                                    -------------   -------------
                                                                                                          393,309         322,586
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   1,242,817   07/03/06       1,195,300       1,255,245
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         307,684
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          55,387
Common Unit Class I (B)                                                        78 uts.   07/03/06            --           326,563
Common Unit Class L (B)                                                        17 uts.   07/03/06            --            68,989
                                                                                                    -------------   -------------
                                                                                                        1,434,040       2,013,868
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06       1,162,073       1,215,000
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         242,261
Common Stock (B)                                                               12 shs.   03/31/06          13,500         104,637
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                            7 shs.   03/31/06           5,888          60,887
                                                                                                    -------------   -------------
                                                                                                        1,355,953       1,622,785
                                                                                                    -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $     715,460   04/27/07         677,319         654,991
Limited Liability Company Unit (B)                                        928,962 uts.   04/27/07          33,477            --
                                                                                                    -------------   -------------
                                                                                                          710,796         654,991
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   1,125,000   12/19/00       1,096,710       1,124,362
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.   12/21/00         140,625         145,465
                                                                                                    -------------   -------------
                                                                                                        1,237,335       1,269,827
                                                                                                    -------------   -------------
PEARLMAN ENTERPRISES, INC.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                1,236 shs.   05/22/09          59,034            --
Preferred Stock Series B (B)                                                7,059 shs.   05/22/09         290,050            --
Common Stock (B)                                                           21,462 shs.   05/22/09         993,816            --
                                                                                                    -------------   -------------
                                                                                                        1,342,900            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013                                    $     810,000   06/03/10   $     793,800   $     811,904
3% Senior Subordinated PIK Note due 2014 (D)                             $   1,163,700   10/02/06       1,066,355            --
Limited Liability Company Unit Class A (B)                                    733 uts.   10/02/06         270,000            --
Limited Liability Company Unit (B)                                             76 uts.   05/22/09          38,140          36,049
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        4,550 shs.   10/02/06          65,988            --
                                                                                                    -------------   -------------
                                                                                                        2,234,283         847,953
                                                                                                    -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   1,255,814   02/11/08       1,159,023       1,203,970
Limited Partnership Interest (B)                                           12.55% int.   02/11/08          94,092          11,438
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          700 shs.   02/11/08          88,723          22,543
                                                                                                    -------------   -------------
                                                                                                        1,341,838       1,237,951
                                                                                                    -------------   -------------
PRECISION WIRE HOLDING COMPANY
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016                                 $   1,362,978   11/12/09       1,224,645       1,378,737
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          109 shs.   11/12/09         107,970               1
                                                                                                    -------------   -------------
                                                                                                        1,332,615       1,378,738
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
13% Senior Subordinated Note due 2013                                    $     922,612   05/28/04         846,452         963,554
Common Stock (B)                                                          187,500 shs.   05/28/04         187,500         273,145
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                      199,969 shs.   05/28/04         199,969         291,309
                                                                                                    -------------   -------------
                                                                                                        1,233,921       1,528,008
                                                                                                    -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
14.5% Senior Subordinated Note due 2014                                  $   1,288,627   12/15/06       1,188,371       1,224,196
Limited Liability Company Unit (B)                                          1,497 uts.   12/15/06         149,723          46,939
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            2 shs.   12/15/06          69,609          22,150
                                                                                                    -------------   -------------
                                                                                                        1,407,703       1,293,285
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/18/08   $   1,306,541   $   1,350,539
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            3 shs.   01/18/08          16,459             248
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,350,787
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         546,623         557,209
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          63,968
                                                                                                    -------------   -------------
                                                                                                          611,712         621,177
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the woodworking industry.
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         156,850
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         787,459         814,655
Preferred Stock Series A (B)                                               35,038 shs.   05/28/10          35,038          33,286
Common Stock (B)                                                              324 shs.          *         340,378         553,439
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129         120,834
                                                                                                    -------------   -------------
* 09/10/04 and 10/05/07.                                                                                1,223,004       1,522,214
                                                                                                    -------------   -------------
SENCORE HOLDING COMPANY
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $     934,615   01/15/09         828,083         794,423
Common Stock (B)                                                               69 shs.   01/15/09          69,231           5,112
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          149 shs.   01/15/09         149,084          11,012
                                                                                                    -------------   -------------
                                                                                                        1,046,398         810,547
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   1,176,924          *   $   1,085,925   $   1,143,796
Limited Liability Company Unit (B)                                            328 uts.          *         334,371         174,616
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           83 shs.          *          87,231          44,230
                                                                                                    -------------   -------------
* 08/31/07 and 03/06/08.                                                                                1,507,527       1,362,642
                                                                                                    -------------   -------------
SPARTAN FOODS HOLDING COMPANY
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 2017                                 $   1,012,500   12/15/09         876,455       1,027,226
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          136 shs.   12/15/09         120,234               1
                                                                                                    -------------   -------------
                                                                                                          996,689       1,027,227
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   1,216,509   10/23/08       1,145,544       1,240,839
Common Stock (B)                                                           15,882 shs.   10/23/08         158,824         143,728
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        5,852 shs.   10/23/08          53,285          52,959
                                                                                                    -------------   -------------
                                                                                                        1,357,653       1,437,526
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06       1,129,815       1,122,735
Common Stock (B)                                                              165 shs.   08/01/06         164,634          27,957
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           55 shs.   08/01/06          49,390           9,311
                                                                                                    -------------   -------------
                                                                                                        1,343,839       1,160,003
                                                                                                    -------------   -------------
SUNDANCE INVESTCO LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)                                  3,405 shs.   03/31/10            --              --
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2016                                  $   1,376,910   09/02/08       1,292,394       1,381,316
Redeemable Preferred Stock Series A (B)                                       678 shs.   09/02/08           6,629           4,779
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        6,778 shs.   09/02/08          59,661            --
                                                                                                    -------------   -------------
                                                                                                        1,358,684       1,386,095
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/14/08   $   1,276,383   $   1,080,000
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            5 shs.   01/14/08          46,617            --
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,080,000
                                                                                                    -------------   -------------
TELECORPS HOLDINGS, INC.
A provider of equipment and services to producers of television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   1,681,677          *       1,474,695       1,597,593
Common Stock (B)                                                              143 shs.   09/02/09           5,823            --
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        4,187 shs.          *         173,349            --
                                                                                                    -------------   -------------
* 05/20/09 and 09/02/09.                                                                                1,653,867       1,597,593
                                                                                                    -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $     664,062          *         639,292         530,320
6.79% Term Note due 2012 (C)                                             $     780,658          *         777,934         725,384
8.75% Term Note due 2012 (C)                                             $         826          *             826             770
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          2.27% int.         **          85,245            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           41 shs.   04/28/06          33,738            --
                                                                                                    -------------   -------------
* 04/28/06 and 09/13/06. ** 03/01/05 and 10/10/08.                                                      1,537,035       1,256,474
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
14.5% Senior Subordinated Note due 2013 (D)                              $   1,185,366   10/26/07       1,113,016            --
Series A Preferred Stock (B)                                                  219 shs.   10/26/07         219,203            --
                                                                                                    -------------   -------------
                                                                                                        1,332,219            --
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     486,487   03/02/07         479,190         462,163
13% Senior Subordinated Note due 2014 (D)                                $     341,971   03/02/07         280,347         170,986
                                                                                                    -------------   -------------
                                                                                                          759,537         633,149
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
24

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
14% Senior Subordinated Note due 2015 (D)                                $     938,651   10/31/07   $     873,498   $     891,718
Common Stock (B)                                                              110 shs.   10/31/07         110,430            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           50 shs.   10/31/07          46,380            --
                                                                                                    -------------   -------------
                                                                                                        1,030,308         891,718
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $     918,000   08/31/05         892,843         927,180
Common Stock (B)                                                              571 shs.          *         570,944         802,819
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           46 shs.   08/31/05          41,021          63,979
                                                                                                    -------------   -------------
* 08/31/05 and 04/30/07.                                                                                1,504,808       1,793,978
                                                                                                    -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   1,356,000   02/05/98       1,340,791       1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         373,224
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         263,034
                                                                                                    -------------   -------------
                                                                                                        1,840,207       1,992,258
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
8% Senior Subordinated Note due 2011 (D)                                 $   1,222,698          *       1,133,973         733,619
Preferred Stock Series B (B)                                                  128 shs.   10/20/08         127,677            --
Common Stock (B)                                                              393 shs.          *         423,985            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           81 shs.          *          84,650            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          558 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                1,770,285         733,619
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.   04/11/03          36,032          27,457
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               25

June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $     945,838   02/08/08   $     925,251   $     933,068
Convertible Preferred Stock (B)                                               470 shs.   02/08/08         469,565         222,564
                                                                                                    -------------   -------------
                                                                                                        1,394,816       1,155,632
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
14.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         955,920         946,675
14.5% PIK Note due 2012                                                  $     144,168   10/06/09         123,047         136,960
Common Stock (B)                                                               96 shs.   04/30/04          96,400           7,016
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106           8,879
                                                                                                    -------------   -------------
                                                                                                        1,287,473       1,099,530
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     458,824   05/17/07         451,942         453,640
13% Senior Subordinated Note due 2014                                    $     370,588   05/17/07         340,367         364,335
18% PIK Convertible Preferred Stock (B)                                    21,361 shs.   03/13/09          41,440          33,152
Common Stock (B)                                                           70,588 shs.   05/17/07          70,588            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       20,003 shs.   05/17/07          31,460            --
                                                                                                    -------------   -------------
                                                                                                          935,797         851,127
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2011                                $      87,440   10/29/09          79,886          83,071
5% Senior Subordinated PIK Note due 2011 (D)                             $     450,000   06/30/07         392,576         427,500
Class B Unit (B)                                                          406,525 uts.   10/29/09         184,266            --
Class C Unit (B)                                                          450,000 uts.   10/29/09         413,244         104,071
Limited Liability Company Unit Class A (B)                                383,011 uts.          *         229,353            --
Limited Liability Company Unit Class B (B)                                 96,848 uts.   07/19/04          96,848            --
                                                                                                    -------------   -------------
* 07/19/04 and 10/29/09.                                                                                1,396,173         614,642
                                                                                                    -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   1,186,865   11/15/07       1,162,805       1,198,733
Limited Liability Company Unit Class B (B)                                    224 uts.   11/15/07         223,757         270,095
Limited Liability Company Unit Class C (B)                                    224 uts.   11/15/07            --           219,864
                                                                                                    -------------   -------------
                                                                                                        1,386,562       1,688,692
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.20% int.   07/12/04   $       1,974   $       --
Common Stock (B)                                                            2,133 shs.   12/21/07            --             --
                                                                                                    -------------   -------------
                                                                                                            1,974           --
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
14.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06         858,237         865,688
Common Stock (B)                                                              101 shs.   11/30/06         101,250          15,726
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           51 shs.   11/30/06          45,790           7,851
                                                                                                    -------------   -------------
                                                                                                        1,005,277         889,265
                                                                                                    -------------   -------------
WHEATON HOLDING CORPORATION
A distrtibutor and manufacturer of laboratory supply products and packaging.
13% Senior Subordinated Note due 2017                                    $   1,000,000   06/08/10         909,644       1,000,000
Preferred Stock Series B (B)                                                  703 shs.   06/08/10          70,308               7
Common Stock (B)                                                              353 shs.   06/08/10             353               4
                                                                                                    -------------   -------------
                                                                                                          980,305       1,000,011
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $     613,692   05/14/07         568,491         429,584
Limited Partnership Interest (B)                                           12.26% int.   05/14/07          61,308            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           47 shs.   05/14/07          44,186            --
                                                                                                    -------------   -------------
                                                                                                          673,985         429,584
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15.5% Senior Subordinated Note due 2015 (D)                              $   1,229,741   09/08/08       1,203,293         614,870
Common Stock (B)                                                              150 shs.   09/08/08         150,000            --
                                                                                                    -------------   -------------
                                                                                                        1,353,293         614,870
                                                                                                    -------------   -------------
Total Private Placement Investments (E)                                                               115,142,081      99,640,015
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

June 30, 2010
(Unaudited)

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE RESTRICTED SECURITIES:(A) (Continued)                RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 3.16%:
BONDS - 3.61%
Advanced Micro Devices, Inc.                                   8.125%    12/15/17    $    190,000    $    180,723    $    188,575
Appleton Papers, Inc.                                         11.250     12/15/15         252,000         250,000         207,900
ArcelorMittal                                                  6.125     06/01/18         500,000         519,681         522,940
Avis Budget Car Rental LLC                                     9.625     03/15/18          40,000          39,454          40,100
Cenveo Corporation                                            10.500     08/15/16          45,000          45,000          45,788
Coffeyville Resources LLC                                      9.000     04/01/15          70,000          69,658          69,300
Compucom Systems, Inc.                                        12.500     10/01/15         670,000         652,477         706,012
Eastman Kodak Co.                                              9.750     03/01/18         375,000         367,576         370,312
G F S I, Inc. (C)                                             10.500     06/01/11         358,000         343,948         266,710
Gannett Company, Inc.                                          9.375     11/15/17          60,000          59,149          63,450
International Lease Finance Corporation                        8.625     09/15/15          75,000          73,853          71,063
JohnsonDiversey, Inc.                                          8.250     11/15/19          45,000          44,626          46,237
L B I Escrow Corporation                                       8.000     11/01/17         100,000         100,000         103,000
Magnachip Semiconductor                                       10.500     04/15/18          95,000          95,261          95,713
NBC Universal                                                  5.150     04/30/20         500,000         499,295         521,249
Sealed Air Corporation                                         7.875     06/15/17         500,000         492,697         522,642
Sinclair Television Group, Inc.                                9.250     11/01/17         200,000         194,848         202,000
ViaSystems, Inc.                                              12.000     01/15/15         100,000          96,644         108,000
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                           4,124,890       4,150,991
                                                                                                     ------------    ------------
CONVERTIBLE PREFERRED STOCK - 0.00%
ETEX Corporation (B)                                                                          194             179            --
                                                                                                     ------------    ------------
  TOTAL CONVERTIBLE PREFERRED STOCK                                                                           179            --
                                                                                                     ------------    ------------
PREFERRED STOCK - 0.00%
TherOX, Inc. (B)                                                                               26           1,032            --
                                                                                                     ------------    ------------
  TOTAL PREFERRED STOCK                                                                                     1,032            --
                                                                                                     ------------    ------------
COMMON STOCK - 0.00%
Touchstone Health Partnership (B)                                                             292           1,062            --
                                                                                                     ------------    ------------
  TOTAL COMMON STOCK                                                                                        1,062            --
                                                                                                     ------------    ------------
  TOTAL RULE 144A SECURITIES                                                                            4,127,163       4,150,991
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $119,269,244    $103,791,006
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
28

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2010
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE PUBLIC SECURITIES - 15.62%: (A)                      RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS - 15.17%
ACCO Brands Corporation                                       10.625%    03/15/15    $     45,000    $     44,398    $     48,825
Affinia Group, Inc.                                            9.000     11/30/14          25,000          24,250          25,125
Allegheny Technologies, Inc.                                   9.375     06/12/19         500,000         521,028         590,387
Allied Waste NA                                                7.125     05/15/16         500,000         506,218         536,250
American General Finance Corporation                           6.500     09/15/17         250,000         215,000         195,000
C R H America, Inc.                                            5.300     10/15/13         500,000         418,430         537,491
Centurytel, Inc.                                               5.000     02/15/15         500,000         515,591         502,117
Citigroup, Inc.                                                5.500     04/11/13         500,000         437,890         519,751
Cytec Industries, Inc.                                         8.950     07/01/17         600,000         603,785         730,544
Equifax, Inc.                                                  4.450     12/01/14         500,000         517,378         522,084
Exide Corporation                                             10.500     03/15/13         250,000         252,465         252,500
GATX Corporation                                               4.750     05/15/15         500,000         513,163         522,779
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         131,463
General Electric Capital Corporation                           5.500     01/08/20         500,000         498,050         528,378
Goldman Sachs Group, Inc.                                      4.750     07/15/13         500,000         418,645         522,037
Goodyear Tire & Rubber Co.                                    10.500     05/15/16          50,000          48,163          54,375
Headwaters, Inc.                                              11.375     11/01/14          45,000          44,580          45,450
Intelsat Burmuda Ltd.                                          9.250     06/15/16         690,000         713,892         684,825
International Game Technology                                  7.500     06/15/19         500,000         499,720         580,606
International Lease Finance Corporation                        5.875     05/01/13         500,000         448,188         461,250
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         512,345         516,250
Johnson Controls, Inc.                                         5.500     01/15/16         500,000         398,125         554,205
Kraft Foods, Inc.                                              5.375     02/10/20         500,000         517,040         533,918
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000          96,500
Markwest Energy Operating Co.                                  6.875     11/01/14          35,000          27,789          33,600
Masco Corporation                                              7.125     03/15/20         350,000         349,993         339,703
Morgan Stanley                                                 5.500     01/26/20         500,000         497,305         483,700
Nortek, Inc.                                                  11.000     12/01/13         100,444          98,956         104,713
Owens Corning, Inc.                                            9.000     06/15/19          30,000          29,516          34,725
Qwest Diagnostic, Inc.                                         4.750     01/30/20         500,000         498,665         501,643
Rental Service Corporation                                     9.500     12/01/14         175,000         175,648         173,906
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         222,469
Sprint Capital Corporation                                     6.900     05/01/19         440,000         405,225         398,200
Stewart & Stevenson LLC                                       10.000     07/15/14         735,000         754,806         668,850
Teck Resources Ltd.                                           10.750     05/15/19          30,000          28,581          36,759
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          33,862
The Valspar Corporation                                        7.250     06/15/19         500,000         501,425         591,945
Ticketmaster Entertainment, Inc.                              10.750     07/28/16         250,000         250,000         269,375

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

June 30, 2010
(Unaudited)

                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE PUBLIC SECURITIES (A)(Continued)                     RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
Time Warner Cable, Inc.                                        5.000%    02/01/20    $    500,000    $    489,790    $    511,321
Titan International, Inc.                                      8.000     01/15/12          70,000          70,000          72,800
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         989,124         967,500
Tyco International Group SA                                    8.500     01/15/19         500,000         457,495         574,206
Tyco International Group SA                                    6.550     10/01/17         125,000         124,996         161,040
United Components, Inc.                                        9.375     06/15/13         535,000         535,179         537,675
Verso Paper Holdings LLC                                       9.125     08/01/14         500,000         486,875         477,500
W P P Finance Corporation                                      5.875     06/15/14         500,000         507,666         542,493
                                                                                                     ------------    ------------
  TOTAL BONDS                                                                                          16,434,379      17,430,095
                                                                                                     ------------    ------------
COMMON STOCK - 0.45%
CKX, Inc. (B)                                                                              52,500         422,625         261,975
Directed Electronics, Inc. (B)                                                            195,118         982,867         103,413
Intrepid Potash, Inc. (B)                                                                     185           5,920           3,620
ITC^DeltaCom, Inc. (B)                                                                     94,588         827,645         137,153
Nortek, Inc. (B)                                                                              100               1           4,200
Rue21, Inc. (B)                                                                               350           6,650          10,619
  TOTAL COMMON STOCK                                                                                    2,245,708         520,980
                                                                                                     ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 18,680,087    $ 17,951,075
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL
SHORT-TERM SECURITIES:                                      RATE/YIELD^    DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
COMMERCIAL PAPER - 1.09%
Pacific Gas & Electric                                         0.380%    07/09/10    $  1,250,000    $  1,249,894    $  1,249,894
                                                                                                     ------------    ------------
  TOTAL SHORT-TERM SECURITIES                                                                        $  1,249,894    $  1,249,894
                                                                                                     ------------    ------------

TOTAL INVESTMENTS                                             107.02%                                $139,199,225    $122,991,975
                                                                                                     ============    ------------
  Other Assets                                                  3.93                                                    4,517,341
  Liabilities                                                 (10.95)                                                 (12,579,861)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $114,929,455
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 06/30/10.
(D) Defaulted security; interest not accrued.
(E) Illiquid security. As of June 30, 2010, the values of these securities amounted to $99,640,015 or 86.70% of net assets.
 ^  Effective yield at purchase
PIK - Payment-in-kind

---------------------------------------------------------------------------------------------------------------------------------
30

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 4.18%                                                     BUILDINGS & REAL ESTATE - 1.46%
A E Company, Inc.                               $  1,810,391          K W P I Holdings Corporation                    $  1,244,323
Gencorp, Inc.                                        131,463          Masco Corporation                                    339,703
P A S Holdco LLC                                   2,013,868          Owens Corning, Inc.                                   34,725
Visioneering, Inc.                                   851,127          Texas Industries, Inc.                                33,862
                                                ------------          TruStile Doors, Inc.                                  27,457
                                                   4,806,849                                                          ------------
                                                ------------                                                             1,680,070
AUTOMOBILE - 4.98%                                                                                                    ------------
Exide Corporation                                    252,500          CHEMICAL, PLASTICS & RUBBER - 0.49%
Goodyear Tire & Rubber Co.                            54,375          Capital Specialty Plastics, Inc.                     563,288
Jason, Inc.                                           25,509                                                          ------------
Johnson Controls, Inc.                               554,205          CONSUMER PRODUCTS - 9.93%
Nyloncraft, Inc.                                     583,929          Aero Holdings, Inc.                                1,673,279
Ontario Drive & Gear Ltd.                            322,586          Bravo Sports Holding Corporation                   1,319,828
Qualis Automotive LLC                              1,528,008          Custom Engineered Wheels, Inc.                     1,364,357
Titan International, Inc.                             72,800          Eastman Kodak Co.                                    370,312
Transtar Holding Company                           1,793,978          G F S I, Inc.                                        266,710
United Components, Inc.                              537,675          Johnson Diversey, Inc.                                46,237
                                                ------------          K N B Holdings Corporation                         1,196,293
                                                   5,725,565          Manhattan Beachwear Holding Company                1,006,077
                                                ------------          Momentum Holding Co.                                 263,623
BEVERAGE, DRUG & FOOD - 6.97%                                         R A J Manufacturing Holdings LLC                   1,293,285
Eatem Holding Company                              1,004,851          Royal Baths Manufacturing Company                    621,177
Golden County Foods Holding, Inc.                  1,209,243          The Tranzonic Companies                            1,992,258
Hospitality Mints Holding Company                  1,099,476          Walls Industries, Inc.                                  --
Kraft Foods, Inc.                                    533,918                                                          ------------
L H D Europe Holding, Inc.                            12,825                                                            11,413,436
Spartan Foods Holding Company                      1,027,227                                                          ------------
Specialty Commodities, Inc.                        1,437,526          CONTAINERS, PACKAGING & GLASS - 3.90%
Waggin' Train Holdings LLC                         1,688,692          Flutes, Inc.                                         131,198
                                                ------------          Maverick Acquisition Company                         323,225
                                                   8,013,758          P I I Holding Corporation                          1,622,785
                                                ------------          Paradigm Packaging, Inc.                           1,269,827
BROADCASTING & ENTERTAINMENT - 2.15%                                  Sealed Air Corporation                               522,642
CKX, Inc.                                            261,975          Vitex Packaging Group, Inc.                          614,642
NBC Universal                                        521,249                                                          ------------
Sinclair Television Group, Inc.                      202,000                                                             4,484,319
Time Warner Cable, Inc.                              511,321                                                          ------------
WPP Finance Corporation                              542,493          DISTRIBUTION - 1.87%
Workplace Media Holding Co.                          429,584          Duncan Systems, Inc.                                 844,112
                                                ------------          F C X Holdings Corporation                         1,307,039
                                                   2,468,622                                                          ------------
                                                ------------                                                             2,151,151
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                31

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 7.98%                       ELECTRONICS - 0.49%
A H C Holdings Company, Inc.                    $  1,519,917          Connecticut Electric, Inc.                      $    462,631
Arrow Tru-Line Holdings, Inc.                        853,187          Directed Electronics, Inc.                           103,413
C D N T, Inc.                                        786,047                                                          ------------
Headwaters, Inc.                                      45,450                                                               566,044
K P I Holdings, Inc.                                 947,934                                                          ------------
MEGTEC Holdings, Inc.                              1,086,865          FINANCIAL SERVICES - 2.97%
Milwaukee Gear Company                             1,121,539          American General Finance Corporation                 195,000
Nortek, Inc.                                         108,913          Citigroup, Inc.                                      519,751
O E C Holdings Corporation                           499,073          GATX Corporation                                     522,779
Postle Aluminum Company LLC                          847,953          General Electric Capital Corporation                 528,378
Truck Bodies & Equipment International               733,619          Goldman Sachs Group, Inc.                            522,037
Xaloy Superior Holdings, Inc.                        614,870          Highgate Capital LLC                                    --
                                                ------------          International Lease Finance Corporation              532,313
                                                   9,165,367          L B I Escrow Corporation                             103,000
                                                ------------          Morgan Stanley                                       483,700
DIVERSIFIED/CONGLOMERATE, SERVICE - 13.89%                                                                            ------------
A S C Group, Inc.                                  1,371,824                                                             3,406,958
A W X Holdings Corporation                           765,737                                                          ------------
ACCO Brands Corporation                               48,825          HEALTHCARE, EDUCATION & CHILDCARE - 4.37%
Advanced Technologies Holdings                     1,391,371          American Hospice Management Holding LLC            2,139,487
Affinia Group, Inc.                                   25,125          F H S Holdings LLC                                      --
Apex Analytix Holding Corporation                  1,303,260          Qwest Diagnostic, Inc.                               501,643
C R H America, Inc.                                  537,491          Synteract Holdings Corporation                     1,386,095
Clough, Harbour and Associates                     1,474,576          Touchstone Health Partnership                           --
Crane Rental Corporation                           1,246,131          Wheaton Holdings Corporation                       1,000,011
Diversco, Inc./DHI Holdings, Inc.                  1,485,329                                                          ------------
Dwyer Group, Inc.                                    820,480                                                             5,027,236
Equifax, Inc.                                        522,084                                                          ------------
Insurance Claims Management, Inc.                    152,028          HOME & OFFICE FURNISHINGS, HOUSEWARES &
Iron Mountain, Inc.                                  516,250          DURABLE CONSUMER PRODUCTS - 8.79%
Mail Communications Group, Inc.                      717,035          Connor Sport Court International, Inc.             1,383,913
Nesco Holdings Corporation                         1,466,974          H M Holding Company                                  272,025
Northwest Mailing Services, Inc.                   1,379,151          Home Decor Holding Company                         1,276,796
Pearlman Enterprises, Inc.                              --            Justrite Manufacturing Acquisition Co.               950,879
Tyco International Group                             735,246          K H O F Holdings, Inc.                               143,263
                                                ------------          Monessen Holding Corporation                         884,856
                                                  15,958,917          Stanton Carpet Holding Co.                         1,160,003
                                                ------------          Transpac Holdings Company                            891,718
                                                                      U M A Enterprises, Inc.                            1,155,632
                                                                      U-Line Corporation                                 1,099,530
                                                                      Wellborn Forest Holding Co.                          889,265
                                                                                                                      ------------
                                                                                                                        10,107,880
                                                                                                                      ------------

----------------------------------------------------------------------------------------------------------------------------------
32

                                              MassMutual Participation Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2010
(Unaudited)

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
LEISURE, AMUSEMENT & ENTERTAINMENT - 2.06%                            NATURAL RESOURCES - 2.25%
International Game Technology                   $    580,606          Appleton Papers, Inc.                             $  207,900
Savage Sports Holding, Inc.                        1,522,214          ArcelorMittal                                        522,940
Ticketmaster Entertainment, Inc.                     269,375          Cenveo Corporation                                    45,788
                                                ------------          Cytec Industries, Inc.                               730,544
                                                   2,372,195          Intrepid Potash, Inc.                                  3,620
                                                ------------          The Valspar Corporation                              591,945
MACHINERY - 9.13%                                                     Verso Paper Holdings LLC                             477,500
A S A P Industries LLC                               634,728                                                          ------------
Davis-Standard LLC                                 1,243,048                                                             2,580,237
E S P Holdco, Inc.                                 1,231,578                                                          ------------
K-Tek Holdings Corporation                         1,616,961          OIL & GAS - 1.80%
M V I Holding, Inc.                                  622,315          Coffeyville Resources LLC                             69,300
Manitowoc Company, Inc.                               96,500          International Offshore Services LLC                1,366,591
Navis Global                                         330,712          Total E & S, Inc.                                    633,149
NetShape Technologies, Inc.                          645,578                                                          ------------
Pacific Consolidated Holdings LLC                    654,991                                                             2,069,040
Power Services Holding Company                     1,237,951                                                          ------------
R E I Delaware Holding, Inc.                       1,350,787          PHARMACEUTICALS - 1.26%
Safety Speed Cut Manufacturing Company, Inc.         156,850          CorePharma LLC                                     1,449,306
Stewart & Stevenson LLC                              668,850                                                          ------------
                                                ------------          PUBLISHING/PRINTING - 0.25%
                                                  10,490,849          Gannett Company, Inc.                                 63,450
                                                ------------          Sheridan Acquisition Corporation                     222,469
MEDICAL DEVICES/BIOTECH - 4.08%                                                                                       ------------
Coeur, Inc.                                          708,257                                                               285,919
E X C Acquisition Corporation                         32,339                                                          ------------
ETEX Corporation                                        --            RETAIL STORES - 0.26%
MedSystems Holdings LLC                              725,082          Olympic Sales, Inc.                                  113,273
MicroGroup, Inc.                                   1,208,526          Rental Service Corporation                           173,906
OakRiver Technology, Inc.                            638,581          Rue21, Inc.                                           10,619
Precision Wire Holding Company                     1,378,738                                                          ------------
TherOX, Inc.                                            --                                                                 297,798
                                                ------------                                                          ------------
                                                   4,691,523          TECHNOLOGY - 2.85%
                                                ------------          Advanced Micro Devices, Inc.                         188,575
MINING, STEEL, IRON                                                   Compucom Systems, Inc.                               706,012
& NON-PRECIOUS METALS - 2.33%                                         Magnachip Semiconductor                               95,713
Allegheny Technology, Inc.                           590,387          Sencore Holding Company                              810,547
T H I Acquisition, Inc.                            1,080,000          Smart Source Holdings LLC                          1,362,642
Teck Resources, Ltd.                                  36,759          ViaSystems, Inc.                                     108,000
Tube City IMS Corporation                            967,500                                                          ------------
                                                ------------                                                             3,271,489
                                                   2,674,646                                                          ------------
                                                ------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                33

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2010
(Unaudited)

                                                 Fair Value/
Industry Classification                         Market Value
------------------------------------------------------------
TELECOMMUNICATIONS - 3.47%
All Current Holding Company                     $    667,866
Centurytel, Inc.                                     502,117
Intelsat Bermuda Ltd.                                684,825
ITC^DeltaCom, Inc.                                   137,153
Sprint Capital Corporation                           398,200
Sundance Investco LLC                                   --
Telecorps Holdings, Inc.                           1,597,593
                                                ------------
                                                   3,987,754
                                                ------------
TRANSPORTATION - 0.18%
Avis Budget Car Rental LLC                            40,100
NABCO, Inc.                                          165,441
                                                ------------
                                                     205,541
                                                ------------
UTILITIES - 1.12%
Markwest Energy Operating Co.                         33,600
Pacific Gas & Electric                             1,249,894
                                                ------------
                                                   1,283,494
                                                ------------
WASTE MANAGEMENT/POLLUTION - 1.56%
Allied Waste NA                                      536,250
Terra Renewal LLC                                  1,256,474
Torrent Group Holdings, Inc.                            --
                                                ------------
                                                   1,792,724
                                                ------------

Total Investments - 107.02%                     $122,991,975
                                                ============


See Notes to Consolidated Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
34

                                              MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.    HISTORY
      MassMutual  Participation  Investors  (the  "Trust")  was  organized  as a
      Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

      On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the MMPI Subsidiary Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

      A. VALUATION OF INVESTMENTS:
      Valuation of a security in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

      Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

      The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

      The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations,
--------------------------------------------------------------------------------

(UNAUDITED)

      the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

      The consolidated financial statements include private placement restricted securities valued at $99,640,015 (86.70% of net assets) as of June 30, 2010 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2010, subject to discount where appropriate, and are approved by the Trustees.

      Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

      In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("U.S. GAAP"), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

            Level 1: quoted prices in active markets for identical securities Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
            Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

      The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2010:

ASSETS:                                     TOTAL               LEVEL 1          LEVEL 2             LEVEL 3
---------------------------------------------------------------------------------------------------------------
   Restricted Securities
        Bonds                           $ 87,929,664          $     --         $ 4,150,991         $83,778,673
        Common Stock                       7,736,501                --                  --           7,736,501
        Preferred Stock                    4,447,172                --                  --           4,477,172
        Partnerships and LLCs              3,647,669                --                  --           3,647,669
   Public Securities
        Bonds                             17,430,095                --          17,430,095                  --
        Common Stock                         520,980           516,780               4,200                  --
        Preferred Stock                           --                --                  --                  --
        Short-term Securities              1,249,894                --           1,249,894                  --
---------------------------------------------------------------------------------------------------------------
TOTAL                                   $122,991,975          $516,780         $22,835,180         $99,640,015

      Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                                                                                       UNREALIZED
                                   TOTAL GAINS        PURCHASES,                                                     GAINS & LOSSES
                                    BEGINNING         OR LOSSES    SALES, ISSUANCES   TRANSFERS         ENDING       IN NET INCOME
                                     BALANCE          (REALIZED/    & SETTLEMENTS     IN AND/OR       BALANCE AT       FROM ASSETS
ASSETS:                           AT 12/31/2009       UNREALIZED)        (NET)      OUT OF LEVEL 3    06/30/2010       STILL HELD
------------------------------------------------------------------------------------------------------------------------------------
   Restricted Securities
        Bonds                       $81,465,949       $  977,224      $1,335,500       $      --      $83,778,673      $   26,785
        Common Stock                  7,767,378          503,842        (534,719)             --        7,736,501         300,934
        Preferred Stock               3,468,130        1,034,542         (25,500)             --        4,477,172         815,339
        Partnerships and LLCs         3,536,247           89,775          21,647              --        3,647,669          89,775
------------------------------------------------------------------------------------------------------------------------------------
                                    $96,237,704       $2,605,383      $  796,928       $      --      $99,640,015      $1,232,833

--------------------------------------------------------------------------------
36

                                              MassMutual Participation Investors

(UNAUDITED)

      B. ACCOUNTING FOR INVESTMENTS:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable. Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

      C. USE OF ESTIMATES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      D. FEDERAL INCOME TAXES:
      The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon, or distribute all or a portion of such net gains.

      The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

      The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2010, the MMPI Subsidiary Trust has a deferred tax liability of $504.

      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2010, the MMPI Subsidiary Trust has a deferred tax liability of $76,208.

      Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the six months ended June 30, 2010.

      E. DISTRIBUTIONS TO SHAREHOLDERS:
      The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

      F. EXPENSE REDUCTION:
      Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the six months ended June 30, 2010, there were no credit balances used to reduce custodian fees.

3.    INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT
      A. SERVICES:
      Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the
--------------------------------------------------------------------------------
                                                                              37

(UNAUDITED)

      day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

      B. FEE:
      For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

      C. BASIS FOR BOARD RENEWAL OF CONTRACT:
      At a meeting of the Board of Trustees held on April 16, 2010, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

      Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and reapproval of the Contract. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangement between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

      Among  other things, the Trustees discussed and considered with management
      (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting, and ((ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

      NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

      In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital to the Trust under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

      INVESTMENT PERFORMANCE

      The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

      ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

      In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Corporate Investors, which also is advised
--------------------------------------------------------------------------------
38

                                              MassMutual Participation Investors

(UNAUDITED)

      by Babson Capital. Under the terms of its Investment Services Contract, MassMutual Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P., and Tower Square Capital Partners III, L.P., each a private mezzanine debt fund also managed by Babson Capital, and that the fee the Trust charged compares favorable.

      At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

      ECONOMIES OF SCALE

      Finally, the Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, whereas the Trust's current net assets are near $115 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.    SENIOR SECURED INDEBTEDNESS
      MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2010, the Trust incurred total interest expense on the Note of $348,000.

      The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.    PURCHASES AND SALES OF INVESTMENTS
                                                        FOR THE SIX
                                                        MONTHS ENDED
                                                         06/30/2010
                                                        ------------
                                                                     PROCEEDS
                                                 COST OF               FROM
                                                INVESTMENTS          SALES OR
                                                 ACQUIRED           MATURITIES
                                                ----------          ----------
      Corporate restricted securities           $9,108,935          $7,204,597
      Corporate public securities                6,252,863           1,610,910


      The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2010. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2010 is $16,283,458 and consists of $10,655,226 appreciation and $26,938,684 depreciation.

      Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $76,208 on net unrealized gains on the MMPI Subsidiary Trust.
--------------------------------------------------------------------------------

(UNAUDITED)

6.    QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                          MARCH 31, 2010
                                                     AMOUNT          PER SHARE
                                                   ----------        ----------
      Investment income                            $2,911,112
      Net investment income                         2,361,286          $0.24
      Net realized and unrealized
        gain on investments (net of taxes)            142,746           0.01

                                                          JUNE 30, 2010
                                                     AMOUNT          PER SHARE
                                                   ----------        ----------
      Investment income                            $3,007,150
      Net investment income                         2,444,394         $0.24
      Net realized and unrealized
        gain on investments (net of taxes)          3,134,736          0.32

7.    RESULTS OF SHAREHOLDER MEETING
      The Annual Meeting of Shareholders was held on Friday, April 16, 2010. The Shareholders were asked to vote to re-elect as trustees Donald E. Benson, Donald Glickman, and Robert E. Joyal for three year terms. The Shareholders approved the proposals. The Trust's other Trustees, William
      J. Barrett, Michael H. Brown, Martin T. Hart, Corine T. Norgaard, Clifford
      M. Noreen, and Maleyne M. Syracuse continued to serve their respective terms following the April 16, 2010 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

                                                                % OF SHARES
      SHARES FOR               WITHHELD          TOTAL           VOTED FOR
      ----------------------------------------------------------------------
      Donald E. Benson
      8,349,469                 262,945         8,612,414          83.59%
      Donald Glickman
      8,322,201                 290,213         8,612,414          83.31%
      Robert E. Joyal
      8,386,066                 226,348         8,612,414          83.95%


8.    BY-LAWS AMENDMENT
      On April 16, 2010, the Board of Trustees approved an amendment to the By-Laws of the Trust to include an advance notice provision that would require shareholders seeking to nominate Trustee candidates or bring business before an annual meeting to provide timely notice to the Trust, consistent with certain specified requirements, of their intent to do so.

--------------------------------------------------------------------------------
40

                                              MassMutual Participation Investors


MEMBERS OF THE
BOARD OF TRUSTEES

Donald Glickman

Robert E. Joyal

William J. Barrett

Michael H. Brown*

Donald E. Benson*

Dr. Corine T. Norgaard*

Clifford M. Noreen

Martin T. Hart

Maleyne M. Syracuse

*Member of the Audit Committee



OFFICERS
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Patricia J. Walsh
Vice President, Secretary
& Chief Legal Officer

Jill A. Fields
Vice President

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distributions.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The  reinvestment  of  dividends  does  not,  in  anyway,  relieve participating shareholders  of  any  Federal,  state  or  local  tax.  For  Federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Transfer Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

MASSMUTUAL
PARTICIPATION INVESTORS
























PI5075

ITEM 2.  CODE OF ETHICS.

         Not applicable for this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable for this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable for this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable for this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

         A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable for this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to this filing. There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 8, 2010
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           September 8, 2010
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           September 8, 2010
                ----------------------------------